United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-6447

(Investment Company Act File Number)

Federated Fixed Income Securities, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 09/30/17

Date of Reporting Period: 09/30/17

Item 1.	Reports to Stockholders

Annual Shareholder Report
September 30, 2017
Share Class | Ticker	A | FMUUX	Institutional | FMUSX

Federated Municipal Ultrashort Fund
Fund Established 2000

A Portfolio of Federated Fixed Income Securities, Inc.
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from October 1, 2016 through September 30, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Municipal Ultrashort Fund (the “Fund”), based on net asset value for the 12-month reporting period ended September 30, 2017, was 0.74% for the Class A Shares and 1.19% for the Institutional Shares. The 1.19% total return for the Institutional Shares for the reporting period consisted of 0.99% of tax-exempt dividend income and price appreciation of 0.20% in the net asset value of the shares.1,2 The total return of the Bloomberg Barclays 1-Year U.S. Municipal Bond Index (B1MB),3 the Fund's broad-based securities market index, was 1.13% and the total return of the Lipper Short Municipal Debt Funds Average (LSMDFA),4 a peer group average of funds with durations of less than three years, was 0.71% during the same period. The total return of a 50/50 blend (Blended Index)5 of the B1MB and the Lipper Tax-Exempt Money Market Funds Average, which would approximate a 0.75 year average duration, was 0.74% during the same period. The Fund's and the Lipper Averages' total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses that were not reflected in the total return of the B1MB.
During the reporting period, the Fund's investment strategy focused on: (a) the effective duration6 of its portfolio (which indicates the portfolio's price sensitivity to interest rates); (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as “sectors”); and (d) the credit quality7 and ratings of the portfolio securities (which indicates the risk that securities may default). These were the most significant factors affecting the Fund's performance relative to the B1MB during the reporting period.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, 10-year U.S. Treasury yields increased from a low of 1.60% in early October 2016 to a high of 2.63% in March of 2017, ended the period at 2.33% and averaged 2.26%. Economic activity in the U.S. expanded at a moderate pace despite the global economic, financial and natural disaster related setbacks during the period.
Inflation showed signs of picking up late in the reporting period; however, it continued to run below the 2% target inflation rate of the Federal Reserve (Fed). This partly reflected low levels in energy prices and impacts of the dollar's strength on non-energy imports. The Fed's decision to raise the federal funds target rate (FFTR) by 0.25% three times during the reporting period was mostly anticipated by the markets. In determining the size and timing of changes in the FFTR, changes in the Federal Open Market Committee's
Annual Shareholder Report

(FOMC) objectives of maximum employment and a 2% inflation target, are essential. The labor market continued to strengthen as economic activity expanded at a moderate pace. Job gains remained solid and the unemployment rate stayed near its lows late in the reporting period. Measures of consumer and business sentiment also improved. There remained considerable uncertainty about the prospects for changes in fiscal, tax and other government policies as well as about the timing and magnitude of the net effect of such changes on economic activity. Health care reform, tax reform, changes in financial regulations, immigration reform and increased infrastructure spending were among the important policy issues the Trump administration mentioned as priorities.
The U.S. dollar strengthened against the currencies of most advanced economies amid concerns about growth in those countries as well as announcements by several central banks regarding monetary policy actions. The European Central Bank announced that it would maintain its asset purchase program.
Downward pressure on domestic energy activity continued over most of the reporting period as oil prices remained mostly below $50 per barrel. The imbalance of crude oil supply relative to demand remained, and it was not expected to resolve quickly. The collapse in the price of oil supported the fixed-income markets by further reducing price pressures and generating concerns that the drop in oil prices might reflect declining demand in a weakening global economy. The support for household spending from lower energy prices was offset by the restraint implied by the appreciation of the U.S. dollar and the possibility of adverse effects from slower economic growth in China.
While geopolitical, social and environmental turbulence dominated U.S. headlines in the third quarter of 2017, economic data largely avoided volatility and moderately improved. The progress was enough for the Fed in September to begin the long process of shrinking its massive balance sheet built up over years of quantitative easing. While the tapering that gets underway in October was modest, it symbolized the end of a decade of extraordinary accommodation following the financial crisis. However, policymakers did not raise interest rates in the July or September FOMC meetings.
The third quarter of 2017 was beset with vigorous debate in the U.S. over the removal of Confederate statues, the future of the Affordable Care Act, belligerent rhetoric by North Korea and the federal budget. But these were overshadowed by the ferociousness of enormous hurricanes that slammed Texas, Florida and the Caribbean in late August and September. Nonetheless, the U.S. economy continued to expand as business confidence rose, manufacturing accelerated, consumer sentiment improved and the labor market posted solid gains. Retail and auto sales disappointed and housing softened, but the overall narrative looking forward was positive.
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In the equity markets, the major indexes repeatedly set new highs, bolstered by growth and expectations for tax reform. The corporate credit markets also performed well, while the Treasury yield curve flattened slightly. Subdued inflation remained an issue. Although various price gauges rose slightly in September, they remained far below the Fed's 2% target, in part due to wages not rising as much as has historically been the case in response to a tightening labor market.
State and local government payrolls increased somewhat near the end of the reporting period while nominal construction spending by these governments declined reflecting a reticence to take on additional debt. The spread between “AAA”-rated and “BBB”-rated general obligation debt widened at different maturities along the yield curve during the period. Credit quality continued to be generally stable.
Fiscal distress continued to be a focal point for states such as Connecticut, New Jersey and Illinois, and cities such as Hartford and Chicago, as well as the Commonwealth of Puerto Rico, which was battered by multiple hurricanes and is not current on most of its debt payments. In the third quarter of 2017, the state of Illinois finally enacted a budget calling for $3 billion in spending cuts combined with significant increases in both personal and corporate income tax rates to raise $5 billion in new revenue after suffering downgrades to lower investment-grade as the rating agencies warned of imminent downgrades to “junk” without the passage of a budget and additional revenues. Across both state and local governments, the ongoing pressures on public pension plans and their unfunded liabilities continued to receive significant scrutiny.
On the municipal front, most state and local governments' finances improved over the reporting period as the pickup in housing, consumer spending and hiring boosted sales tax and income tax collection and real estate valuations. The municipal bond market's technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt was lower than in previous periods as issuers were hesitant to add additional leverage and the economic advantages to refunding existing debt diminished. Flows from investors into short-term, intermediate, long-term and high-yield municipal funds were positive during most of the reporting period.
Over the reporting period, the municipal yield curve steepened as yields on longer maturities (five years and longer) rose more than short maturity yields (two to five years) leading to better total return performance for short-term municipal bonds.
DURATION
The Fund is an ultrashort tax-exempt municipal bond fund and pursues a low price volatility strategy. As such, the Fund's typical dollar-weighted average duration is constrained by its prospectus to one year or less with the typical operating range from six months to one year. As determined at the end of the
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reporting period, the Fund's dollar-weighted average duration was 0.43 years. The duration of the B1MB (which contains only bonds with maturities from one to two years) was 1.41 years at the end of the reporting period.
Short-term municipal yields increased over the period as the Fed tightened, as the seven-day SIFMA rate, a proxy for weekly municipal variable-rate demand note (MVRDN) yields and the base coupon index for many municipal floating-rate notes (MFRNs) held in the Fund, ended the period at 0.94%, up from a low of 0.55% in November 2016, and averaged 0.75% over the period. The 1-month ICE Libor Index, a base index for some of the MFRNs in the Fund, moved from 0.53% at the beginning to 1.23% at the end of the period. One-year and two-year “AAA”-rated municipal note fixed-rate yields increased by 0.16% and 0.18%, to 0.94% and 1.00%, respectively.
With short-term interest rates increasing, the shorter duration and high floating/variable-rate structure of the Fund helped the Fund's relative performance versus the B1MB. For instance, as the upper bound of the FFTR range increased from 0.50% to 1.25% over the period, the performance of MFRNs, an overweight position in the Fund with 7-day or 1-month coupon rate resets, helped Fund performance as their prices improved and coupon income increased. For example, MFRNs comprised about 45% of the Fund during the reporting period and had their average coupon income improve from a relatively high start level of 1.40% at the start of the reporting period to 1.60% at the end, an increase of 0.20%. This coupon improvement of MFRNs combined with improving prices added to the total return of the Fund as compared to the B1MB over the reporting period.
Maturity/Yield Curve
During the reporting period, the municipal yield curve steepened slightly as yields on intermediate and long maturity bonds (five years and longer) increased more than yields on bonds with shorter maturities. Outside of MFRNs, the best performing portions of the broad municipal market were bonds with maturities from two to four years, as well as very short-term maturity instruments inside of three months that matured or rolled or reset with the higher yield environment since they experienced no price erosion due to higher rates.
Because the Fund continued to pursue a low volatility ultrashort duration strategy to seek to provide a high degree of income, price stability and liquidity, the Fund was managed with an intention of maintaining a barbell structure consisting of: 70% to 80% weighting in very short-term maturity securities such as tax-exempt weekly reset MVRDNs; weekly reset MFRNs and 90-day or less municipal commercial paper; and a 20% to 25% weighting in tax-exempt fixed-rate municipal notes and bonds with durations generally from three months to four years.
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The B1MB contains only bonds with maturities greater than one year but less than two years, and does not contain any bonds with less than one year remaining to maturity, nor does it include MVRDNs and many MFRNs. The Fund's portfolio of 40% to 50% in MFRNs positively impacted Fund performance relative to the B1MB during the reporting period, as the Fund's FRNs total returns outperformed the B1MB.
SECTOR ALLOCATION
During the reporting period, the Fund received a positive contribution to excess return from sector allocation. The Fund maintained a higher portfolio allocation, relative to the B1MB, to securities issued by hospitals, industrial development and pollution control revenue entities (corporate obligors and investor-owned electric and gas utilities) and toll roads. These allocations helped the Fund's performance due to the outperformance of these sectors relative to the B1MB.
The Fund was significantly underweight, compared to the B1MB, in state and local general obligation bonds and pre-refunded bonds (which are bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account), and since these sectors were underperformers within the B1MB, these decisions positively affected Fund performance relative to the B1MB during the reporting period.
Overall, security selection decisions had a significant and positive impact to the Fund's performance relative to the B1MB during the reporting period. The Fund's holdings of Chicago Public Schools, and New Jersey state related debt, British Petroleum PLC, Partners and Trinity Healthcare Groups, and North Texas Tollway Authority outperformed in price relative to the B1MB as their credit spreads tightened and contributed to performance. While payments were ultimately received, the Fund's holding of the City of Hartford, CT Tax Anticipation Notes detracted from performance as the City was downgraded due to bankruptcy and budget deficit concerns during the period. The Fund had no exposure to Puerto Rico or its Authorities over the reporting period.
CREDIT QUALITY
During the reporting period, investor appetite for yield in the low interest rate environment remained strong along with municipal bond fund inflows and resulted in outperformance of bonds rated “A” and “BBB” (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality). Excluding Puerto Rico, bonds in the noninvestment-grade category, below “BBB,” also outperformed the higher rating categories.
With the decrease in credit spreads during the reporting period, and to a lesser extent for “AAA”-rated and “AA”-rated (or unrated comparable quality) debt, the Fund's overweight position, relative to the B1MB, in “A” and “BBB” and “MIG-2/SP-2” (or unrated comparable quality) debt during the reporting
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period had a large and positive impact on the Fund's performance, as the yield on “A” and “BBB” and “MIG-2/SP-2” (or unrated comparable quality) debt decreased to a greater extent than for other investment-grade securities and provided incremental income.
The Fund's small exposure to noninvestment-grade (“B” or “BB) debt added positive excess return as these securities also experienced spread tightening versus higher quality debt over the reporting period while also contributing positive incremental income.
1	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices. The Fund is not a “money market” mutual fund. Some money market mutual funds attempt to maintain a stable net asset value through compliance with relevant Securities and Exchange Commission rules. The Fund is not governed by those rules, and its shares will fluctuate in value.
2	Income may be subject to the federal alternative minimum tax, as well as state and local taxes.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the B1MB.
4	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LSMDFA.
5	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
6	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
7	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard & Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Municipal Ultrashort Fund (the “Fund”) from September 30, 2007 to September 30, 2017, compared to the Bloomberg Barclays 1-Year U.S. Municipal Bond Index (B1MB),2 the Lipper Short Municipal Debt Funds Average (LSMDFA)3 and a 50/50 blended index (Blended Index) of the B1MB and Lipper Tax-Exempt Money Market Funds Average.2,3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of September 30, 2017
■	Total returns shown for Class A include the maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Average Annual Total Returns for the Period Ended 9/30/2017
(returns reflect all applicable sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-1.24%	-0.18%	0.71%
Institutional Shares	1.19%	0.69%	1.36%
B1MB	1.13%	0.74%	1.66%
LSMDFA	0.71%	0.62%	1.50%
Blended Index	0.74%	0.42%	0.99%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charge. For Class A Shares, the maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The B1MB, the LSMDFA and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The B1MB is the one-year (1-2) component of the Bloomberg Barclays U.S. Municipal Bond Index. The Bloomberg Barclays U.S. Municipal Bond Index covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The B1MB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price. The B1MB is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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Portfolio of Investments Summary Table (unaudited)
At September 30, 2017, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Industrial Development Bond/Pollution Control Revenue	20.9%
Hospital	13.0%
General Obligation—Local	11.2%
Electric & Gas	9.4%
Toll Road	8.8%
Education	5.9%
Water & Sewer	4.3%
Other Transportation	3.3%
Dedicated Tax	3.1%
Other Utility	3.1%
Other[2]	19.2%
Other Assets and Liabilities—Net[3]	(2.2)%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser.
2	For purposes of this table, sector classifications constitute 83.0% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
September 30, 2017
Principal Amount			Value
		MUNICIPAL BONDS—77.8%
		Alabama—0.5%
$13,000,000		Black Belt Energy Gas District, AL, Gas Supply Revenue Bonds (Series 2017), 4.00% TOBs (Royal Bank of Canada GTD), 7/1/2022	$14,321,190
		Arizona—2.5%
7,000,000	[1]	Arizona Health Facilities Authority (Phoenix Children's Hospital), Variable Rate Revenue Refunding Bonds (Series 2013A-1) FRNs, 2.79% (SIFMA 7-day +1.850%), Mandatory Tender 2/5/2020	7,125,440
7,000,000		Coconino County, AZ Pollution Control Corp., Pollution Control Revenue Refunding Bonds (Series 2017A), 1.80% TOBs, Nevada Power Co., Mandatory Tender 5/21/2020	7,005,950
1,100,000		Coconino County, AZ Pollution Control Corp., Pollution Control Revenue Refunding Bonds (Series 2017B), 1.60% TOBs, Nevada Power Co., Mandatory Tender 5/21/2020	1,102,013
39,000,000		Phoenix, AZ IDA, (Series 2013), 1.25% TOBs, Republic Services, Inc., Mandatory Tender 11/1/2017	39,000,000
5,000,000		Yavapai County, AZ IDA Solid Waste Disposal, (Series 2010), 1.00% TOBs, Republic Services, Inc., Mandatory Tender 12/1/2017	5,000,000
4,500,000	[2]	Yavapai County, AZ IDA Solid Waste Disposal, Revenue Bonds (Series 2002), 2.125% TOBs, Waste Management, Inc., Mandatory Tender 6/1/2018	4,525,335
2,500,000	[2]	Yavapai County, AZ IDA Solid Waste Disposal, Revenue Bonds (Series 2003A-2), 1.60% TOBs, Waste Management Inc., Mandatory Tender 3/1/2018	2,503,675
		TOTAL	66,262,413
		Arkansas—0.3%
8,000,000		Jefferson County, AR (Entergy Arkansas, Inc.), PCR Refunding Bonds (Series 2013), 1.55%, 10/1/2017	8,000,320
		California—4.7%
9,350,000	[1]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (Index Rate Bonds Series 2017D) FRNs, 1.459% (3-month USLIBOR x 0.7% +0.550%), 4/1/2021	9,388,428
15,000,000	[1]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2007A-1) FRNs, 1.64%, (SIFMA 7-day +0.700%), Mandatory Tender 10/1/2019	15,075,900
5,645,000		California Health Facilities Financing Authority, Revenue Bonds (Series 2013B), 5.00% TOBs, Providence St. Joseph Health., Mandatory Tender 10/17/2017	5,656,685
10,000,000	[1]	California Infrastructure & Economic Development Bank, (J Paul Getty Trust), Variable Rate Revenue Refunding Bonds (Series 2011A-3) FRNs, 1.291%, (3-month USLIBOR x 0.7% +0.370%), 4/1/2020	10,034,900
3,200,000	[2]	California PCFA (Waste Management, Inc.), Solid Waste Disposal Revenue Refunding Bonds (Series 1998B), 3.625%, 6/1/2018	3,255,392
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Principal Amount			Value
		MUNICIPAL BONDS—continued
		California—continued
$9,200,000	[2]	California PCFA, Solid Waste Disposal Revenue Bonds, 1.55% TOBs, Waste Management Inc., Mandatory Tender 5/1/2018	$9,228,704
14,000,000	[2]	California PCFA, Solid Waste Revenue Refunding Bonds (Series 2010A), 1.25% TOBs, Republic Services, Inc., Mandatory Tender 11/1/2017	14,000,000
10,000,000	[1]	California State, UT GO Bonds (Index Floating Rate Bonds Series 2013D) FRNs, 1.562%, (1-month USLIBOR x 0.7% +0.700%), Mandatory Tender 12/1/2017	10,004,300
9,000,000	[1]	California State, UT GO Refunding Bonds (Series 2012B) FRNs, 1.84%, (SIFMA 7-day +0.900%), 5/1/2018	9,004,050
10,000,000		California State, Various Purpose UT GO Bonds (Series 2013), 5.00%, 10/1/2017	10,002,400
2,500,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue Refunding Bonds (Series 2013B-2), 5.00% TOBs, 1/15/2020	2,634,300
7,000,000	[1]	Nuveen California AMT-Free Quality Municipal Income Fund, Institutional MuniFund Term Preferred Shares (Series 2018) FRNs, 1.41%, (SIFMA 7-day +0.470%), 7/1/2018	7,000,000
11,325,000	[1]	Riverside, CA Water Revenue, (Series 2011A) FRNs, 1.57%, (SIFMA 7-day +0.630%), 1/15/2020	11,324,547
7,250,000		Southern California Public Power Authority (Power Projects) (Magnolia Power Project A), Revenue Refunding Bonds (Series 2017-1), 2.00%, 7/1/2020	7,401,743
		TOTAL	124,011,349
		Colorado—1.1%
10,000,000	[1]	Denver (City & County), CO (Denver, CO City & County Airport Authority), Airport System Revenue Refunding Bonds (Series 2016B) Index Rate Notes FRNs, 1.726%, (1-month USLIBOR x 0.7% +0.860%), 11/15/2019	10,028,600
5,000,000	[1]	E-470 Public Highway Authority, CO, Senior Revenue Bonds (LIBOR Index Series 2017A) FRNs, 1.725%, (1-month USLIBOR x 0.67% +0.900%), 9/1/2019	5,028,450
6,000,000	[1]	E-470 Public Highway Authority, CO, Senior Revenue Bonds (LIBOR Index Series 2017B) FRNs, 1.877% (1-month USLIBOR x 0.67% +1.050%), 9/1/2021	6,089,220
8,500,000		University of Colorado Hospital Authority, Revenue Bonds (Series 2017 C-1), 5.00% TOBs, 9/1/2019	8,943,105
		TOTAL	30,089,375
		Connecticut—2.3%
15,000,000	[1]	Connecticut State HEFA (Yale-New Haven Hospital), Revenue Bonds (Series 2014B Floating Rate Note) FRNs, 1.379% (1-month USLIBOR x 0.67% +0.550%), Mandatory Tender 7/1/2019	14,991,900
4,500,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2012A) FRNs, 1.82% (SIFMA 7-day +0.880%), 4/15/2018	4,504,050
2,500,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2012D) FRNs, 1.71% (SIFMA 7-day +0.770%), 9/15/2018	2,505,125
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Principal Amount			Value
		MUNICIPAL BONDS—continued
		Connecticut—continued
$6,355,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A) FRNs, 1.59% (SIFMA 7-day +0.650%), 3/1/2020	$6,346,484
4,000,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A) FRNs, 1.69% (SIFMA 7-day +0.750%), 3/1/2021	3,992,520
3,065,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A) FRNs, 1.79% (SIFMA 7-day +0.850%), 3/1/2022	3,062,150
1,500,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A) FRNs, 1.84% (SIFMA 7-day +0.900%), 3/1/2023	1,496,820
15,000,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013D) FRNs, 1.82% (SIFMA 7-day +0.880%), 8/15/2019	15,021,150
9,000,000		Hartford, CT, 2.50%, TANs 10/31/2017	8,505,000
		TOTAL	60,425,199
		District of Columbia—0.5%
13,285,000	[1]	District of Columbia Income Tax Revenue, Income Tax Secured Revenue Refunding Bonds (Series 2011B) FRNs, 1.69% (SIFMA 7-day +0.750%), 12/1/2017	13,276,365
		Florida—1.2%
52,116	[4]	Capital Trust Agency, FL (Atlantic Housing Foundation Properties), Housing Revenue Notes, 5.95%, 1/15/2039	1,295
10,000,000	[1]	Citizens Property Insurance Corp. FL (Citizens Property Insurance Coastal Account), SIFMA Floating Rate Notes (Series 2015A-2) FRNs, 1.79% (SIFMA 7-day +0.850%), 6/1/2018	9,988,200
4,500,000		Miami-Dade County, FL IDA (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2006), 1.50%, 10/1/2018	4,514,580
5,000,000		Orlando, FL Utilities Commission, Utility System Revenue Refunding Bonds (Series 2017A), 3.00% TOBs, Mandatory Tender 10/1/2020	5,228,600
10,000,000		Orlando, FL Utilities Commission, Utility System Revenue Refunding Bonds (Series 2017A), 5.00% TOBs, Mandatory Tender 10/1/2020	11,087,100
		TOTAL	30,819,775
		Georgia—2.1%
10,000,000		Atlanta, GA Independent School System, 1.50%, TANs 12/29/2017	10,009,700
20,000,000		Burke County, GA Development Authority, Vogtle Project Revenue Refunding Bonds, 1.85% TOBs, Georgia Power Co., Mandatory Tender 8/22/2019	19,999,400
22,500,000	[1]	Gainesville & Hall County, GA Hospital Authority (Northeast Georgia Health System, Inc.), Revenue Anticipation Certificates (Series 2014B) FRNs, 1.89% (SIFMA 7-day +0.950%), 2/18/2020	22,546,350
3,750,000		Monroe County, GA Development Authority, PCR Bonds (Plant Scherer First Series 2010), 1.40% TOBs, Gulf Power Co., Mandatory Tender 9/19/2019	3,750,900
		TOTAL	56,306,350
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Hawaii—0.8%
$6,500,000	[1]	Honolulu, HI City & County, Honolulu Rail Transit Project GO Bonds (Series 2017H) FRNs, 1.26%, (SIFMA 7-day +0.320%), 9/1/2020	$6,501,950
8,000,000	[1]	Honolulu, HI City & County, Honolulu Rail Transit Project GO Bonds (Series 2017H) FRNs, 1.26%, (SIFMA 7-day +0.320%), 9/1/2020	8,002,400
7,500,000	[1]	Honolulu, HI City & County, Honolulu Rail Transit Project GO Bonds (Series 2017H) FRNs, 1.26%, (SIFMA 7-day +0.320%), 9/1/2020	7,502,250
		TOTAL	22,006,600
		Illinois—2.9%
16,000,000	[1]	Chicago, IL Board of Education, UT GO Refunding Bonds (Series 2013A-3 SIFMA Index) FRNs, 1.77% (SIFMA 7-day +0.830%), Mandatory Tender 6/1/2018	15,862,560
17,585,000		Chicago, IL O'Hare International Airport, General Revenue Senior Lien Revenue Refunding Bonds (Series 2012A), 5.00%, 1/1/2018	17,761,026
10,815,000		Chicago, IL O'Hare International Airport, General Revenue Senior Lien Revenue Refunding Bonds (Series 2012B), 4.00%, 1/1/2018	10,895,788
2,000,000		Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2004), 5.00%, 11/1/2018	2,078,680
3,250,000		Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2004), 5.00%, 11/1/2019	3,482,992
4,000,000		Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2004), 5.00%, 11/1/2020	4,400,120
4,000,000		Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2004), 5.00%, 11/1/2021	4,491,080
1,175,000		Cook County, IL, Refunding UT GO Bonds (Series 2014A), 5.00%, 11/15/2017	1,180,805
3,000,000		Granite City, IL, Disposal Revenue Bonds, 1.60% TOBs, Waste Management, Inc., Mandatory Tender 5/1/2018	3,000,690
2,825,000		Illinois State, UT GO Bonds (Series of February 2014), 4.00%, 2/1/2018	2,845,538
4,975,000		Illinois State, UT GO Refunding Bonds (Series 2010), 5.00%, 1/1/2018	5,015,098
5,000,000		Kendall, Kane, & Will Counties, IL Community United School District No. 308, Refunding GO School Bonds (Series 2012), 4.00%, 10/1/2017	5,000,850
		TOTAL	76,015,227
		Indiana—4.1%
4,802,000		Bartholomew Consolidated School Corp., IN, 3.25%, TANs 12/29/2017	4,820,632
8,000,000		Indiana Health Facility Financing Authority, Revenue Bonds (Series 2005 A-3), 1.35% TOBs, Ascension Health Alliance Subordinate Credit Group, Mandatory Tender 8/4/2020	7,996,080
2,000,000		Indiana Health Facility Financing Authority, Revenue Bonds (Series 2005 A-5), 1.35% TOBs, Ascension Health Alliance Subordinate Credit Group, Mandatory Tender 8/4/2020	1,999,020
1,000,000		Indiana Municipal Power Agency, Power Supply System Revenue Refunding Bonds (Series 2012A), 5.00%, 1/1/2018	1,010,190
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Indiana—continued
$12,580,000		Indiana State EDA, (Series A), 1.15% TOBs, Republic Services, Inc., Mandatory Tender 12/1/2017	$12,580,000
11,000,000		Indiana State EDA, (Series B), 1.00% TOBs, Republic Services, Inc., Mandatory Tender 12/1/2017	11,000,000
70,000,000	[1]	Whiting, IN Environmental Facilities (BP PLC), Environmental Facilities Revenue Bonds (Series 2014) FRNs, 1.69% (SIFMA 7-day +0.750%), 12/2/2019	69,993,700
		TOTAL	109,399,622
		Iowa—0.2%
6,000,000		Iowa Finance Authority (Shenandoah Medical Center), Hospital Revenue & Bond Anticipation Notes (Series 2015), 1.75%, 6/1/2018	6,001,860
		Kansas—0.5%
6,500,000	[1]	Kansas State Department of Transportation, Highway Revenue Refunding Index Bonds (Series 2014B-4) FRNs, 1.149% (1-month USLIBOR x 0.67% +0.320%), 9/1/2018	6,505,915
6,000,000	[1]	Kansas State Department of Transportation, Highway Revenue Refunding Index Bonds (Series 2014B-5) FRNs, 1.229% (1-month USLIBOR x 0.67% +0.400%), 9/1/2019	5,995,140
		TOTAL	12,501,055
		Kentucky—1.2%
8,000,000		Carroll County, KY, PCR Revenue Refunding Bonds (Series 2016A), 1.05% TOBs, Kentucky Utilities Company, Mandatory Tender 9/1/2019	7,928,880
10,420,000		Kentucky EDFA, (Series A), 1.15% TOBs, Republic Services, Inc., Mandatory Tender 12/1/2017	10,420,000
7,500,000		Kentucky EDFA, (Series B), 1.00% TOBs, Republic Services, Inc., Mandatory Tender 12/1/2017	7,500,000
6,500,000		Louisville & Jefferson County, KY Metropolitan Government, Environmental Facilities Revenue Refunding Bonds (Series 2017A), 1.25% TOBs, Louisville Gas & Electric Co., Mandatory Tender 6/3/2019	6,502,470
		TOTAL	32,351,350
		Louisiana—2.1%
21,000,000	[1]	Louisiana Local Government Environmental Facilities CDA (East Baton Rouge Sewerage Commission), Subordinate Lien Revenue Bonds (Series 2013B LIBOR Index) FRNs, 1.562% (1-month USLIBOR x 0.7% +0.700%), Mandatory Tender 8/1/2018	21,060,690
14,400,000	[1]	Louisiana State Gas & Fuels Second Lien, Revenue Refunding Bonds (Series 2013B-2 LIBOR Index) FRNs, 1.416% (1-month USLIBOR x 0.7% +0.550%), Mandatory Tender 5/1/2018	14,396,688
21,430,000		Louisiana State Offshore Terminal Authority, Deepwater Port Revenue Bonds (Series 2010B-1), 2.20% TOBs, Loop LLC, Mandatory Tender 10/1/2017	21,431,072
		TOTAL	56,888,450
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Maryland—2.1%
$23,600,000	[1]	Maryland State Health & Higher Educational Facilities Authority (Johns Hopkins Hospital), Revenue Bonds (Series 2012C) FRNs, 1.659% (1-month USLIBOR x 0.67% +0.830%), Mandatory Tender 11/15/2017	$23,600,000
17,000,000	[1]	Maryland State Health & Higher Educational Facilities Authority (Johns Hopkins Hospital), Revenue Bonds (Series 2013A) FRNs, 1.429% (1-month USLIBOR x 0.67% +0.600%), Mandatory Tender 5/15/2018	17,060,010
8,100,000	[1]	Maryland State Health & Higher Educational Facilities Authority (Johns Hopkins Hospital), Revenue Bonds (Series 2013B) FRNs, 1.409% (1-month USLIBOR x 0.67% +0.580%), Mandatory Tender 5/15/2018	8,127,540
6,000,000		Rockville, MD Mayor & City Council Econ Dev Revenue (King Farm Presbyterian Retirement Community, Inc.), Paydown Securities TEMPS-45 (Series 2017C-3), 2.50%, 11/1/2024	6,010,560
		TOTAL	54,798,110
		Massachusetts—0.8%
10,000,000	[1]	Commonwealth of Massachusetts, UT GO Bonds (Series 2012D) FRNs, 1.37% (SIFMA 7-day +0.430%), 1/1/2018	10,002,700
7,650,000	[1]	Massachusetts Development Finance Agency (Partners Healthcare Systems), Revenue Bonds (Series 2015O-3) FRNs, 1.42% (SIFMA 7-day +0.480%), 1/29/2020	7,638,678
3,500,000		Massachusetts State Housing Finance Agency Housing Revenue, SFH Revenue Bonds (Series 189), 1.50% TOBs, 7/1/2020	3,499,020
		TOTAL	21,140,398
		Michigan—2.5%
4,000,000	[1]	Eaton Vance Michigan Municipal Bond Fund, Institutional MuniFund Term Preferred Shares (Series 2019) FRNs, 1.94% (SIFMA 7-day +1.000%), 7/1/2019	4,005,880
20,000,000	[1]	Michigan State Financial Authority (Trinity Healthcare Credit Group), Hospital Revenue Bonds, Series 2015MI(FRN) FRNs, 1.367% (1-month USLIBOR x 0.67% +0.540%), 12/1/2020	20,024,000
13,870,000	[1]	Michigan State Hospital Finance Authority (McLaren Health Care Corp.), Hospital Revenue Refunding Floating Rate Bonds (Series 2015 D-1) FRNs, 1.439% (1-month USLIBOR x 0.68% +0.600%), 10/15/2018	13,866,810
10,000,000		Michigan State Hospital Finance Authority, Refunding and Project Revenue Bonds (Series 2010F-2), 1.90% TOBs, Ascension Health Alliance Senior Credit Group, Mandatory Tender 4/1/2021	10,075,300
12,570,000	[1]	Michigan State Housing Development Authority, Rental Housing Revenue Bonds (Series 2016E) FRNs, 1.909% (3-month USLIBOR x 0.7% +1.000%), 10/1/2021	12,661,761
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Michigan—continued
$6,250,000		Michigan Strategic Fund, Variable Rate Limited Obligation Revenue Refunding Bonds (Series 2008ET-2), 1.45% TOBs, Detroit Edison Co., Mandatory Tender 9/1/2021	$6,165,812
		TOTAL	66,799,563
		Minnesota—0.2%
6,500,000		Minnesota Rural Water Finance Authority, Public Project Construction Notes (Series 2017), 1.05%, 3/1/2019	6,489,340
		Mississippi—1.0%
4,000,000		Mississippi Business Finance Corp., Solid Waste Disposal Revenue Bonds (Series 2002), 1.45% TOBs, Waste Management, Inc., Mandatory Tender 3/1/2018	4,001,320
8,000,000	[1]	Mississippi State, UT GO Bonds (Series 2017B) FRNs, 1.159%, (1-month USLIBOR x 0.67% +0.330%), 9/1/2020	7,999,440
15,000,000		South Central Regional Medical Center, MS Hospital Revenue, Facilities Improvement and Refinancing Hospital Revenue Notes (Series 2017), 1.70%, 3/1/2020	15,076,350
		TOTAL	27,077,110
		Missouri—0.4%
4,400,000		St. Louis, MO Apartment Revenue (St. Louis Lambert International Airport), Airport Revenue Refunding and Airport Revenue Bonds (Series 2017B), 4.00% (AGM Corp. INS), 7/1/2019	4,605,480
2,425,000		St. Louis, MO Apartment Revenue (St. Louis Lambert International Airport), Airport Revenue Refunding and Airport Revenue Bonds (Series 2017B), 4.00% (AGM Corp. INS), 7/1/2020	2,597,539
1,305,000		St. Louis, MO Apartment Revenue (St. Louis Lambert International Airport), Airport Revenue Refunding and Airport Revenue Bonds (Series 2017B), 5.00% (AGM Corp. INS), 7/1/2021	1,471,152
1,500,000		St. Louis, MO Apartment Revenue (St. Louis Lambert International Airport), Airport Revenue Refunding and Airport Revenue Bonds (Series 2017B), 5.00% (AGM Corp. INS), 7/1/2022	1,725,960
		TOTAL	10,400,131
		Multi State—1.9%
646,416	[1]	BB&T Muni Trust, Tax-Exempt Pool Certificates (Series 2014 Class C) FRNs (Cooperatieve Rabobank UA LOC), 1.64% (SIFMA 7-day +0.700%), 11/15/2017	646,300
6,185,000	[1]	BB&T Muni Trust, Tax-Exempt Pool Certificates (Series 2014 Class D) FRNs (Cooperatieve Rabobank UA LOC), 1.74% (SIFMA 7-day +0.800%), 11/15/2019	6,153,457
30,000,000	[1]	BB&T Muni Trust, Tax-Exempt Pool Certificates (Series 2016 Class C) FRNs (Cooperatieve Rabobank UA LOC), 1.99% (SIFMA 7-day +1.050%), 12/31/2019	29,994,900
7,935,000	[1]	BB&T Muni Trust, Tax-Exempt Pool Certificates (Series 2016 Class D) FRNs (Cooperatieve Rabobank UA LOC), 2.19% (SIFMA 7-day +1.250%), 12/31/2021	7,933,254
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Multi State—continued
$6,000,000	[1]	Eaton Vance Municipal Bond Fund II, Institutional MuniFund Term Preferred Shares (Series 2019) FRNs, 1.99% (SIFMA 7-day +1.050%), 7/1/2019	$6,014,040
		TOTAL	50,741,951
		Nebraska—0.3%
5,590,000		Central Plains Energy Project, NE, Gas Supply Revenue Refunding Bonds (Series 2014), 5.00% (Royal Bank of Canada GTD), 6/1/2018	5,731,315
2,500,000		Central Plains Energy Project, NE, Gas Supply Revenue Refunding Bonds (Series 2014), 5.00% TOBs (Royal Bank of Canada, GTD), Mandatory Tender 12/1/2019	2,691,125
		TOTAL	8,422,440
		Nevada—1.3%
27,000,000		Clark County, NV Airport System, Airport System Junior Subordinate Lien Revenue Notes (Series 2017C), 5.00%, 7/1/2021	30,448,170
5,000,000		Washoe County, NV Gas Facilities Revenue, Revenue Refunding Bonds (Series 2016A), 1.50% TOBs, Sierra Pacific Power Co., Mandatory Tender 6/3/2019	4,974,850
		TOTAL	35,423,020
		New Hampshire—0.7%
6,200,000		New Hampshire Business Finance Authority (New England Power Co.), (Series 1990B), 1.08% CP, Mandatory Tender 12/20/2017	6,199,566
11,260,000		New Hampshire Business Finance Authority (New England Power Co.), PCR Bonds (1990 Series A), 1.05% CP, Mandatory Tender 10/6/2017	11,259,775
2,000,000		New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds (Series 2003), 2.125% TOBs, Waste Management, Inc., Mandatory Tender 6/1/2018	2,011,260
		TOTAL	19,470,601
		New Jersey—7.9%
11,400,000		Asbury Park, NJ, 2.50% BANs, 6/15/2018	11,469,768
3,500,000		Atlantic Highlands, NJ, 2.50% BANs, 3/12/2018	3,511,865
4,822,775		Belleville, NJ, 2.50% BANs, 12/29/2017	4,832,758
9,444,296		Bridgeton, NJ, 2.25% BANs, 8/24/2018	9,511,256
9,000,000		Carteret, NJ, 2.00% BANs, 10/26/2017	9,005,670
3,250,000		Gloucester County, NJ Improvement Authority, Resource Recovery Revenue Refunding Bonds (Series 1999A), 2.125% TOBs, Waste Management, Inc., Mandatory Tender 12/1/2017	3,255,070
750,000		Gloucester County, NJ Improvement Authority, Resource Recovery Revenue Refunding Bonds (Series 1999A), 2.50% TOBs, Waste Management, Inc., Mandatory Tender 12/1/2017	751,628
10,000,000		Kearny, NJ, 2.50%, TANs 2/15/2018	10,029,000
6,495,000		Kearny, NJ, 2.50% BANs, 4/26/2018	6,527,345
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New Jersey—continued
$10,000,000		New Jersey EDA (New Jersey State), School Facilities Construction Refunding Bonds (Series 2015 XX), 5.00%, 6/15/2019	$10,527,800
25,000,000	[1]	New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation Program Notes (SIFMA Index Multimodal Notes) (Series 2014BB) FRNs, 1.94% (SIFMA 7-day + 1.000%), 12/15/2019	24,882,000
6,625,000	[1]	New Jersey Turnpike Authority, Revenue Bonds (SIFMA Index Bonds Series 2013 D-3) FRNs, 1.62% (SIFMA 7-day +0.680%), Mandatory Tender 1/1/2018	6,625,000
10,000,000	[1]	New Jersey Turnpike Authority, Revenue Bonds (SIFMA Index Bonds Series 2013C) FRNs, 1.49% (SIFMA 7-day +0.550%), 1/1/2018	9,998,700
7,000,000	[1,3]	New Jersey Turnpike Authority, Revenue Refunding Bonds (Series 2017 C-2) FRNs, 1.344% , (1-month USLIBOR x 0.7% +0.480%), 1/1/2022	7,001,190
30,000,000	[1,3]	New Jersey Turnpike Authority, Revenue Refunding Bonds (Series 2017 C-5) FRNs, 1.324% , (1-month USLIBOR x 0.7% +0.460%), 1/1/2021	30,002,100
20,000,000	[1,3]	New Jersey Turnpike Authority, Revenue Refunding Bonds (Series 2017 C-6) FRNs, 1.614% , (1-month USLIBOR x 0.7% +0.750%), 1/1/2023	20,004,800
11,000,000	[1]	New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2014B-3) FRNs, 1.399% (1-month USLIBOR x 0.67% +0.570%), Mandatory Tender 1/1/2018	11,000,000
8,000,000		Newark, NJ, 3.00% RANs, 12/4/2017	8,019,360
6,028,750		North Hanover Township, NJ, 2.25% BANs, 4/24/2018	6,054,191
1,827,690		Prospect Park, NJ, 2.50%, BANs 5/22/2018	1,837,523
3,932,152		Union Beach, NJ, 2.50% BANs, 2/27/2018	3,949,336
11,744,500		Wall Township, NJ, 2.25% BANs, 6/29/2018	11,822,366
		TOTAL	210,618,726
		New Mexico—0.9%
5,000,000		Farmington, NM, PCR Refunding Bonds (Series 2016B), 1.875% TOBs, Public Service Co., NM, Mandatory Tender 10/1/2021	4,976,000
19,350,000	[1]	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Refunding Bonds (Series 2014B) FRNs (Royal Bank of Canada GTD), 1.579% (1-month USLIBOR x 0.67% +0.750%), Mandatory Tender 8/1/2019	19,331,618
		TOTAL	24,307,618
		New York—9.1%
5,045,400		Amsterdam, NY, (Series B), 2.25%, BANs 7/26/2018	5,051,606
3,123,478		Binghamton, NY, 2.00% BANs, 1/26/2018	3,130,287
3,685,000		East Fishkill, NY, 2.50% BANs, 12/19/2017	3,694,028
11,427,370		Long Beach, NY, (2017 Series C), 2.00%, BANs 2/15/2018	11,457,652
9,185,500		Long Beach, NY, (Series A), 2.50% BANs, 2/15/2018	9,224,630
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$30,000,000	[1]	Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2014C) (LIBOR Floating Rate Tender Notes) FRNs, 1.516% (1-month USLIBOR x 0.7% +0.650%), 11/1/2018	$30,024,900
4,700,000	[1]	Metropolitan Transportation Authority, NY (MTA Dedicated Tax Fund), Dedicated Tax Fund Refunding Bonds (Series 2008B-3a) (Floating Rate Tender Notes) FRNs, 1.31% (SIFMA 7-day +0.370%), 11/1/2018	4,699,248
3,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Dedicated Tax Fund), Dedicated Tax Fund Refunding Bonds (Series 2008B-3c) (Floating Rate Tender Notes) FRNs, 1.39% (SIFMA 7-day +0.450%), 11/1/2019	2,999,610
3,575,000	[1]	Metropolitan Transportation Authority, NY (MTA Dedicated Tax Fund), Dedicated Tax Fund Variable Rate Bonds (Series 2008A-2A) FRNs, 1.39% (SIFMA 7-day +0.450%), 6/1/2022	3,575,036
8,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Dedicated Tax Fund), Dedicated Tax Fund Variable Rate Bonds (Subseries 2002B-3) FRNs, 1.69% (SIFMA 7-day +0.750%), 11/1/2017	8,002,720
14,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Dedicated Tax Fund), Dedicated Tax Fund Variable Rate Bonds (Subseries 2002B-3b) FRNs, 1.84% (SIFMA 7-day +0.900%), 11/1/2018	14,030,100
15,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Dedicated Tax Fund), Dedicated Tax Fund Variable Rate Bonds (Subseries 2002B-3c) FRNs, 1.89% (SIFMA 7-day +0.950%), 11/1/2019	15,153,750
7,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Variable Rate Refunding Bonds (Series 2002D-2A) FRNs (AGM Corp. INS), 1.424% (1-month USLIBOR x 0.69% +0.570%), 4/6/2020	7,024,710
9,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Variable Rate Refunding Bonds (Series 2002D-A2) FRNs (AGM Corp. INS), 1.534% (1-month USLIBOR x 0.69% +0.680%), 4/6/2021	9,069,570
10,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Variable Rate Refunding Bonds (Series 2002G-3) FRNs, 1.529% (1-month USLIBOR x 0.67% +0.700%), 2/1/2020	10,056,000
5,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Variable Rate Refunding Bonds (Subseries 2002D-2b) FRNs (AGM Corp. INS), 1.454% (1-month USLIBOR x 0.69% +0.600%), Mandatory Tender 5/15/2018	5,015,200
2,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Variable Rate Refunding Bonds (Subseries 2002G-1d) FRNs, 1.659% (1-month USLIBOR x 0.67% +0.830%), 11/1/2017	2,001,020
17,535,000	[1]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Variable Rate Refunding Bonds (Subseries 2012G-4) FRNs, 1.669% (1-month USLIBOR x 0.67% +0.840%), Mandatory Tender 11/1/2017	17,543,417
12,500,000		Nassau, NY Health Care Corp., 2.75% RANs, 1/16/2018	12,532,125
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$12,700,000	[1]	New York City, NY, UT GO Bonds (Series 2008J, Subseries J-4) FRNs, 1.49% (SIFMA 7-day +0.550%), 8/1/2025	$12,700,000
25,000,000		Nuveen New York AMT-Free Quality Municipal Income Fund, 800 (Series A) Munifund Preferred Shares Weekly FRNs, 1.19%, 10/6/2017	25,000,000
2,115,000		Oyster Bay, NY, Public Improvement Refunding Bonds (Series 2014A), 4.00%, 1/15/2018	2,129,467
1,720,000		Oyster Bay, NY, Public Improvement Refunding Bonds (Series 2014B), 4.00%, 8/15/2018	1,754,297
5,920,000		Poughkeepsie, NY, (2017 Series A), 2.25% BANs, 3/9/2018	5,941,194
1,825,000		Rockland County, NY, LT GO Bonds (Series 2014A), 5.00% (AGM Corp. INS), 3/1/2018	1,855,167
2,250,000		Rockland County, NY, LT GO Bonds (Series 2014A), 5.00% (AGM Corp. INS), 3/1/2019	2,369,002
10,000,000	[1]	Triborough Bridge & Tunnel Authority, NY, Subordinate Revenue Variable Rate Refunding Bond (Series 2016 4A) FRNs, 1.529% (1-month USLIBOR x 0.67% +0.700%), 12/1/2021	10,050,200
4,000,000	[1]	Triborough Bridge & Tunnel Authority, NY, Subordinate Revenue Variable Rate Refunding Bonds (Series 2000ABCD-5) FRNs (AGM Corp. INS), 1.38% (SIFMA 7-day +0.440%), 1/1/2019	3,998,840
1,000,000		TSASC, Inc. NY, Tobacco Settlement Asset Backed Senior Refunding Bonds (Series 2017A), 3.00%, 6/1/2018	1,010,860
		TOTAL	241,094,636
		North Carolina—2.3%
6,000,000		Boone, NC, 2.00%, BANs 11/1/2017	6,004,020
6,250,000		North Carolina Capital Facilities Finance Agency, (Series 2013), 1.15% TOBs, Republic Services, Inc., Mandatory Tender 12/15/2017	6,250,000
4,000,000		North Carolina Capital Facilities Finance Agency, (Series A), 1.00% TOBs, Republic Services, Inc., Mandatory Tender 12/1/2017	4,000,000
12,000,000		North Carolina Capital Facilities Finance Agency, (Series B), 1.15% TOBs, Republic Services, Inc., Mandatory Tender 12/1/2017	12,000,000
2,745,000	[1]	North Carolina Medical Care Commission (Wake Forest Baptist Obligated Group), Health Care Facilities Revenue Refunding Bonds (Series 2012C) FRNs, 1.68% (SIFMA 7-day +0.740%), 12/1/2017	2,745,000
6,000,000		North Carolina State Grant Anticipation Revenue, Grant Anticipation Revenue Vehicle Refunding Bonds (Series 2017), 5.00%, 3/1/2020	6,551,700
6,000,000		North Carolina State Grant Anticipation Revenue, Grant Anticipation Revenue Vehicle Refunding Bonds (Series 2017), 5.00%, 3/1/2021	6,737,880
4,500,000		North Carolina State Grant Anticipation Revenue, Grant Anticipation Revenue Vehicle Refunding Bonds (Series 2017), 5.00%, 3/1/2022	5,167,350
12,750,000	[1]	University of North Carolina at Chapel Hill, General Revenue Bonds (Series 2012A) FRNs, 1.579% (1-month USLIBOR x 0.67% +0.750%), Mandatory Tender 12/1/2017	12,751,403
		TOTAL	62,207,353
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Ohio—4.0%
$6,205,000	[1]	Allen County, OH (Mercy Health), Adjustable Rate Hospital Facilities Revenue Bonds (Series 2015B) FRNs, 1.69% (SIFMA 7-day +0.750%), 5/1/2020	$6,202,456
1,773,000		Hancock County, OH, 2.25%, BANs 11/3/2017	1,774,844
2,750,000		Independence, OH, (Series 2), 2.00%, BANs 12/6/2017	2,753,630
40,000,000	[1]	Lancaster, OH Port Authority, Gas Supply Revenue Refunding Bonds (Series 2014) FRNs (Royal Bank of Canada GTD), 1.549% (1-month USLIBOR x 0.67% +0.720%), Mandatory Tender 8/1/2019	39,793,200
4,161,105		Marietta, OH, 2.125% BANs, 5/11/2018	4,177,624
9,200,000		Monroe County, OH, 1.50% BANs, 10/6/2017	9,200,184
3,900,000		Napoleon, OH, 2.00% BANs, 3/1/2018	3,911,895
17,130,000	[1]	Ohio State Water Development Authority Pollution Control Facilities (Ohio State Water Development Authority), Water Pollution Control Loan Fund Revenue Notes (Series 2017B) FRNs, 1.16%, (SIFMA 7-day +0.220%), 12/1/2020	17,135,482
1,995,000		Parma Heights, OH, (Series 2), 2.00% BANs, 7/18/2018	2,005,454
3,053,000		Parma, OH, 2.00%, BANs 7/26/2018	3,072,386
2,700,000		Sharonville, OH, 2.00%, BANs 6/27/2018	2,712,636
2,000,000		Tipp City, OH, 1.75% BANs, 2/14/2018	2,004,040
3,800,000		Trumbull County, OH, (Series 2017-2), 2.00%, BANs 8/30/2018	3,820,634
9,000,000	[1]	University of Cincinnati, OH, General Receipts Floating Rate Notes (Series 2015A) FRNs, 1.278% (1-month USLIBOR x 0.67% +0.450%), 6/1/2018	9,012,780
		TOTAL	107,577,245
		Oklahoma—0.3%
1,390,000		Canadian County Educational Facilities Authority, OK (Mustang Public Schools), Educational Facilities Lease Revenue Bonds (Series 2012), 4.00%, 9/1/2018	1,427,391
5,450,000	[1]	Oklahoma State Municipal Power Authority, Power Supply System Revenue Refunding Bonds (Series 2005A) FRNs, 1.74% (SIFMA 7-day +0.800%), Mandatory Tender 8/1/2018	5,446,567
		TOTAL	6,873,958
		Oregon—0.4%
4,275,000		Gilliam County, OR Solid Waste Disposal, Solid Waste Disposal Revenue Bonds (Series 2000-A), 1.65% TOBs, Waste Management, Inc., Mandatory Tender 5/1/2018	4,275,214
3,120,000		Tri-County Metropolitan Transportation District of Oregon, Payroll Tax & Grant Receipt Revenue Bonds (Series 2013), 4.00%, 11/1/2017	3,122,246
2,100,000		Tri-County Metropolitan Transportation District of Oregon, Payroll Tax & Grant Receipt Revenue Bonds (Series 2013), 5.00%, 11/1/2018	2,107,434
		TOTAL	9,504,894
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Pennsylvania—4.5%
$7,980,000	[1]	Bethlehem, PA Area School District Authority, School Revenue Bonds (Series 2014) FRNs, 1.294% (1-month USLIBOR x 0.7% +0.430%), 1/1/2018	$7,980,559
6,450,000		Lehigh County, PA IDA, PCR Refunding Bonds (Series 2016B), 1.80% TOBs, PPL Electric Utilities Corp., Mandatory Tender 8/15/2022	6,395,368
15,000,000	[1]	Manheim Township, PA School District, GO Bonds (Series 2014A) FRNs (State Aid Withholding GTD), 1.241% (1-month USLIBOR x 0.68% +0.400%), 5/1/2018	14,975,700
625,000		Monroeville, PA Finance Authority (UPMC Health System), Revenue Bonds (Series 2012), 4.00%, 2/15/2018	632,156
4,000,000		Montgomery County, PA IDA, PCR Refunding Bonds (Series 2002A), 2.55% TOBs, Exelon Generation Co. LLC, Mandatory Tender 6/1/2020	4,044,080
1,100,000	[1]	North Penn, PA Water Authority, Variable Rate Water Revenue Refunding Bonds (Series 2014) FRNs, 1.099% (1-month USLIBOR x 0.67% +0.270%), 11/1/2017	1,100,044
700,000	[1]	North Penn, PA Water Authority, Variable Rate Water Revenue Refunding Bonds (Series 2014) FRNs, 1.179% (1-month USLIBOR x 0.67% +0.350%), 11/1/2018	697,956
1,000,000	[1]	North Penn, PA Water Authority, Variable Rate Water Revenue Refunding Bonds (Series 2014) FRNs, 1.239% (1-month USLIBOR x 0.67% +0.410%), 11/1/2019	993,760
4,000,000	[1]	North Penn, PA Water Authority, Variable Rate Water Revenue Refunding Bonds (Series 2014) FRNs, 1.329% (1-month USLIBOR x 0.67% +0.500%), 11/1/2019	3,982,440
8,000,000	[1]	Northampton County, PA General Purpose Authority (St. Luke's Hospital of Bethlehem), Variable Rate Hospital Revenue Bonds (Series 2013B) FRNs, 2.34% (SIFMA 7-day +1.400%), 8/15/2020	8,056,640
20,000,000		Pennsylvania EDFA, (Series 2013), 1.18% TOBs, Waste Management, Inc., Mandatory Tender 11/1/2017	20,000,000
10,150,000		Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds (Series 2017A), 1.70% TOBs, Waste Management, Inc., Mandatory Tender 8/3/2020	10,122,696
10,855,000	[1]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (Series 2013A) FRNs, 1.54% (SIFMA 7-day +0.600%), 12/1/2017	10,854,132
11,000,000	[1]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (Series 2013A) FRNs, 1.62% (SIFMA 7-day +0.680%), 12/1/2018	11,032,120
4,000,000	[1]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (SIFMA Index Bonds)(Series 2014B) FRNs, 1.82% (SIFMA 7-day +0.880%), 12/1/2020	4,035,160
365,000	[1]	Sayre, PA, Health Care Facilities Authority (Guthrie Healthcare System, PA), Revenue Bonds (Series 2007) FRNs, 1.532% (3-month USLIBOR x 0.67% +0.650%), 12/1/2017	365,106
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Pennsylvania—continued
$5,975,000	[1]	Scranton, PA School District, GO Notes (Series 2014) (LIBOR Floating Rate Tender Notes) FRNs (State Aid Withholding GTD), 1.841% (1-month USLIBOR x 0.68% +1.000%), 4/2/2018	$5,984,859
2,455,000		Scranton, PA, (Series of 2017), 2.50% TRANs, 12/15/2017	2,456,399
5,800,000	[1]	University Area Joint Authority, PA, Sewer Revenue Bonds (Series 2014) FRNs, 1.34% (SIFMA 7-day +0.400%, 11/1/2017	5,799,942
		TOTAL	119,509,117
		South Carolina—0.9%
17,470,000	[1]	Charleston, SC Waterworks and Sewer System, Refunding Revenue Bonds (Series 2007) FRNs, 1.532% (1-month USLIBOR x 0.7% +0.670%), Mandatory Tender 1/1/2018	17,484,325
7,000,000		South Carolina Jobs-EDA (East Point Academy), Revenue Notes (Series 2017A), 2.25%, 5/1/2019	6,998,460
		TOTAL	24,482,785
		Tennessee—0.2%
5,000,000		Monroe County, TN, UT GO BANS, 1.20%, 6/15/2019	4,996,750
		Texas—4.9%
5,000,000		Central Texas Regional Mobility Authority, Senior Lien Revenue & Refunding Bonds (Series 2015B), 5.00% TOBs, 1/6/2021	5,463,600
10,000,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Bonds (Series 2014B) FRNs, 1.52% (SIFMA 7-day +0.580%), Mandatory Tender 12/1/2019	10,024,100
1,815,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Refunding Bonds (Series 2013B) FRNs, 1.54% (SIFMA 7-day +0.600%), 6/1/2018	1,815,381
2,250,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Refunding Bonds (Series 2013B) FRNs, 1.64% (SIFMA 7-day +0.700%), 6/1/2019	2,253,307
2,000,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Refunding Bonds (Series 2013B) FRNs, 1.69% (SIFMA 7-day +0.750%), 6/1/2020	2,004,240
3,710,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Refunding Bonds (Series 2013B) FRNs, 1.77% (SIFMA 7-day +0.830%), 6/1/2021	3,720,351
8,000,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp. (Texas Children's Hospital), Hospital Revenue Bonds (Series 2015-3) FRNs, 1.69% (1-month USLIBOR x 0.68% +0.850%), 6/1/2020	8,080,400
5,000,000	[1]	Houston, TX Combined Utility System, First Lien Revenue Refunding Bonds (Series 2012A) FRNs, 1.84% (SIFMA 7-day +0.900%), 5/1/2020	5,041,700
5,000,000	[1]	Katy, TX ISD, Variable Rate UT GO Refunding Bonds (Series 2015C) FRNs (PSFG GTD), 1.38% (1-month USLIBOR x 0.67% +0.550%), 8/15/2019	5,002,500
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$5,500,000		Mansfield, TX ISD, UT GO School Building Bonds (Series 2012), 2.50% TOBs (PSFG GTD), Mandatory Tender 8/1/2021	$5,703,995
7,000,000		Matagorda County, TX Navigation District No. 1, PCR Refunding Bonds (Series 1996), 1.75% TOBs, AEP Texas, Inc., Mandatory Tender 9/1/2020	6,977,460
11,000,000		Mission, TX EDC, 1.25% TOBs, Republic Services, Inc., Mandatory Tender 11/1/2017	11,000,000
10,000,000	[1]	North Texas Tollway Authority, System First Tier Variable Rate Revenue Refunding Bonds (Series 2011A SIFMA Index Floating Rate) FRNs, 1.74% (SIFMA 7-day +0.800%), Mandatory Tender 1/1/2019	10,034,500
31,665,000	[1]	North Texas Tollway Authority, System First Tier Variable Rate Revenue Refunding Bonds (Series 2014C) (SIFMA Index Floating Rate Bonds) FRNs, 1.61% (SIFMA 7-day +0.670%), 1/1/2020	31,702,365
9,000,000		San Antonio, TX Electric & Gas System, Junior Lien Revenue Refunding Bonds (Series 2015B), 2.00%, 12/1/2021	9,109,530
4,770,000		San Antonio, TX ISD, UT GO Bonds (Series 2014B), 2.00% TOBs (PSFG GTD), Mandatory Tender 8/1/2018	4,806,824
7,335,000		Texas State Transportation Commission—Central Texas Turnpike System, First Tier Revenue Refunding Put Bonds (Series 2015-A), 5.00% TOBs, Mandatory Tender 4/1/2020	7,961,116
		TOTAL	130,701,369
		Vermont—0.6%
16,000,000		Vermont EDA (B.C. Campus Holdings LLC), Bennington College Real Estate Project (Series 2017), 2.00%, BANs 7/1/2020	15,944,480
		Virginia—1.2%
10,000,000		Gloucester County, VA IDA, Variable Rate Demand Solid Waste Disposal Revenue Bonds (Series 2003A), 1.60% TOBs, Waste Management, Inc., Mandatory Tender 5/1/2018	10,001,700
13,500,000		Halifax, VA IDA (Virginia Electric & Power Co.), MMMs, PCR (Series 1992), 1.07% CP, Mandatory Tender 10/19/2017	13,499,460
2,000,000		King George County IDA, VA, 1.60% TOBs, Waste Management, Inc., Mandatory Tender 5/1/2018	2,000,340
5,000,000		Louisa, VA IDA, Pollution Control Revenue Refunding Bonds (Series 2008C), 1.85% TOBs, Virginia Electric & Power Co., Mandatory Tender 5/16/2019	5,039,750
		TOTAL	30,541,250
		Washington—1.3%
7,425,000	[1]	Everett, WA, LT Tax GO Refunding Bonds (SIFMA Index Floating) (Series 2014) FRNs, 1.34% (SIFMA 7-day +0.400%), 12/1/2019	7,439,627
8,000,000	[1]	Grant County, WA Public Utilities District NO. 2: Electric System, Electric System Revenue Bonds (Series 2014-K) (SIFMA Index) FRNs, 1.26% (SIFMA 7-day +0.320%), 12/1/2017	8,002,320
3,000,000	[2]	Washington State EDFA (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2005D), 1.25%, 11/1/2017	3,000,690
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Washington—continued
$10,000,000	[1]	Washington State Health Care Facilities Authority (Fred Hutchinson Cancer Research Center), Variable Rate LIBOR Index Revenue Bonds (Series 2017B) FRNs, 1.927% (1-month USLIBOR x 0.67% +1.100%), 7/1/2022	$9,994,300
7,000,000	[1]	Washington State Health Care Facilities Authority (Fred Hutchinson Cancer Research Center), Variable Rate SIMFA Index Revenue Bonds (Series 2017C) FRNs, 1.99% (SIFMA 7-day +1.050%), 7/3/2023	7,070,210
		TOTAL	35,507,147
		West Virginia—1.0%
10,000,000		Grant County, WV County Commission (Virginia Electric & Power Co.), PCRBs (Series 1994), 1.00% CP, Mandatory Tender 10/4/2017	9,999,900
9,000,000		Mason County, WV, PCRBs, 1.625% TOBs, Appalachian Power Co., Mandatory Tender 10/1/2018	9,052,020
7,000,000	[1]	West Virginia University Board of Governors (West Virginia University), Variable Rate Revenue Refunding Bonds (Series 2014C) FRNs, 1.47% (SIFMA 7-day +0.530%), 10/1/2019	6,992,020
		TOTAL	26,043,940
		Wisconsin—0.1%
3,685,000		Wisconsin HEFA, Revenue Bonds (Series 2013B-1), 4.00% TOBs, Ascension Health Alliance Senior Credit Group, Mandatory Tender 3/1/2018	3,731,505
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $2,071,172,648)	2,073,081,937
		SHORT-TERM MUNICIPALS—24.4%
		Alabama—3.5%
500,000	[1]	Bessemer, AL IDB (Hardwick Co., Inc.), (Series 2002) Weekly VRDNs (Compass Bank, Birmingham LOC), 1.40%, 10/5/2017	500,000
12,755,000	[1]	Chelsea Park, AL Cooperative District, (Series 2005) Weekly VRDNs (Compass Bank, Birmingham LOC), 1.28%, 10/5/2017	12,755,000
1,475,000	[1]	Columbia, AL IDB PCRB (Alabama Power Co.), (Series 2014-B) Daily VRDNs, 1.02%, 10/2/2017	1,475,000
1,100,000	[1]	Columbia, AL IDB PCRBs (Alabama Power Co.), (Series 2014-B) Daily VRDNs, 1.04%, 10/2/2017	1,100,000
25,000,000	[1]	Columbia, AL IDB PCRBs (Alabama Power Co.), (Series 2014-D) Weekly VRDNs, 1.08%, 10/5/2017	25,000,000
32,325,000	[1]	Health Care Authority for Baptist Health, AL, Affiliate of UAB Health (Montgomery) (Series B) ARS (Assured Guaranty Corp. INS), 1.07%, 10/6/2017	32,325,000
20,000,000	[1]	Mobile, AL IDB (Alabama Power Co.), PCR Bonds (Series 2007B) Weekly VRDNs, 1.08%, 10/4/2017	20,000,000
		TOTAL	93,155,000
Annual Shareholder Report

Principal Amount			Value
		SHORT-TERM MUNICIPALS—continued
		Florida—0.1%
$2,200,000	[1]	St. Lucie County, FL Solid Waste Disposal (Florida Power & Light Co.), (Series 2003) Daily VRDNs, 1.02%, 10/2/2017	$2,200,000
		Georgia—1.6%
5,440,000	[1]	Bartow County, GA Development Authority (Somerset Cove Apartments, LP), (Series 2002) Weekly VRDNs (Compass Bank, Birmingham LOC), 1.63%, 10/5/2017	5,440,000
34,600,000	[1]	Gainesville & Hall County, GA Hospital Authority (Northeast Georgia Health System, Inc.), R-Float (Series 2017C) Weekly VRENs, 1.15%, 10/5/2017	34,600,000
1,200,000	[1]	Heard County, GA Development Authority (Georgia Power Co.), (First Series 1997) Daily VRDNs, 1.04%, 10/2/2017	1,200,000
		TOTAL	41,240,000
		Illinois—1.6%
10,000,000	[1]	Chicago, IL Board of Education, (Series 2017-XG0108) Weekly VRDNs (Barclays Bank plc LIQ)/(Barclays Bank plc LOC), 1.14%, 10/5/2017	10,000,000
10,600,000	[1]	Illinois Educational Facilities Authority (Saint Xavier University), (Series 2002A) Weekly VRDNs (FirstMerit Bank, N.A. LOC), 1.21%, 10/5/2017	10,600,000
6,930,000	[1]	Illinois Finance Authority (Saint Xavier University), (Series 2006) Weekly VRDNs (FirstMerit Bank, N.A. LOC), 1.21%, 10/5/2017	6,930,000
14,775,000	[1]	Metropolitan Pier & Exposition Authority, IL, Tender Option Bond Trust Certificates (2015-XF1045) Weekly VRDNs (Deutsche Bank AG GTD)/(Deutsche Bank AG LIQ), 1.27%, 10/5/2017	14,775,000
		TOTAL	42,305,000
		Indiana—1.8%
15,000,000	[1]	Indiana State Finance Authority Environmental (Mittal Steel USA, Inc.), (Series 2006) Weekly VRDNs (Banco Bilbao Vizcaya Argentaria SA LOC), 1.08%, 10/4/2017	15,000,000
21,500,000	[1]	Lawrenceburg, IN PCR Board (Indiana Michigan Power Co.), (Series H) Weekly VRDNs, 1.08%, 10/5/2017	21,500,000
12,000,000	[1]	Lawrenceburg, IN PCR Board (Indiana Michigan Power Co.), (Series I) Weekly VRDNs, 1.08%, 10/5/2017	12,000,000
		TOTAL	48,500,000
		Kentucky—0.3%
7,000,000	[1]	Georgetown, KY (Georgetown College), (Series 2006) Weekly VRDNs (Fifth Third Bank, Cincinnati LOC), 1.04%, 10/6/2017	7,000,000
		Louisiana—2.4%
7,450,000	[1]	St. James Parish, LA (Nucor Steel Louisiana LLC), (Series 2010A-1) Weekly VRDNs (Nucor Corp. GTD), 1.05%, 10/4/2017	7,450,000
55,900,000	[1]	St. James Parish, LA (Nucor Steel Louisiana LLC), (Series 2010B-1) Weekly VRDNs (Nucor Corp. GTD), 1.05%, 10/4/2017	55,900,000
		TOTAL	63,350,000
Annual Shareholder Report

Principal Amount			Value
		SHORT-TERM MUNICIPALS—continued
		Michigan—0.5%
$7,575,000	[1]	Detroit, MI City School District, TOB Trust Receipts (2015-XF0241) Weekly VRDNs (AGM GTD)/(TD Bank, N.A. LIQ), 1.22%, 10/5/2017	$7,575,000
6,000,000	[1]	Michigan State Housing Development Authority, (Series 2007E) Weekly VRDNs (Bank of Tokyo-Mitsubishi UFJ Ltd. LIQ), 1.05%, 10/4/2017	6,000,000
		TOTAL	13,575,000
		Mississippi—0.0%
680,000	[1]	Mississippi Business Finance Corp. (Mississippi College), (Series A) Weekly VRDNs (Regions Bank, Alabama LOC), 1.19%, 10/5/2017	680,000
		Multi State—0.1%
2,000,000	[1]	Nuveen Municipal Credit Income Fund, (Series 2) Weekly VRDPs (JPMorgan Chase Bank, N.A. LIQ), 1.17%, 10/5/2017	2,000,000
		Nebraska—0.4%
8,300,000	[1]	Stanton County, NE (Nucor Corp.), (Series 1996) Weekly VRDNs, 1.10%, 10/4/2017	8,300,000
2,000,000	[1]	Stanton County, NE (Nucor Corp.), (Series 1998) Weekly VRDNs, 1.10%, 10/4/2017	2,000,000
		TOTAL	10,300,000
		New Jersey—2.0%
2,130,000	[1]	New Jersey EDA (Baptist Home Society of New Jersey) Weekly VRDNs (Valley National Bank, Passaic, NJ LOC), 1.11%, 10/5/2017	2,130,000
12,000,000	[1]	New Jersey EDA (Jewish Community Center on the Palisades), (Series 2016) Weekly VRDNs (Valley National Bank, Passaic, NJ LOC), 1.29%, 10/6/2017	12,000,000
7,145,000	[1]	New Jersey EDA (Jewish Home at Rockleigh), (Series 1998A) Weekly VRDNs (Valley National Bank, Passaic, NJ LOC), 1.29%, 10/6/2017	7,145,000
7,145,000	[1]	New Jersey EDA (Jewish Home at Rockleigh), (Series 1998B) Weekly VRDNs (Valley National Bank, Passaic, NJ LOC), 1.29%, 10/6/2017	7,145,000
10,000,000	[1]	New Jersey EDA (Port Newart Container Terminal LLC), (Series 2003B) Weekly VRDNs (Santander Bank, N.A. LOC), 1.08%, 10/4/2017	10,000,000
3,405,000	[1]	New Jersey Health Care Facilities Financing Authority (Christian Health Care Center), (Series A-2) Weekly VRDNs (Valley National Bank, Passaic, NJ LOC), 1.14%, 10/5/2017	3,405,000
12,385,000	[1]	New Jersey State EDA (New Jersey State), TOB Trust Certificates (2015-XF1048) Weekly VRDNs (Deutsche Bank AG GTD)/(Deutsche Bank AG LIQ), 1.05%, 10/5/2017	12,385,000
		TOTAL	54,210,000
		New York—0.2%
5,500,000	[1]	New York City, NY TFA , New York City Recovery Bonds (2003 Subseries 2-E) Weekly VRDNs (Dexia Credit Local LIQ), 1.15%, 10/4/2017	5,500,000
Annual Shareholder Report

Principal Amount			Value
		SHORT-TERM MUNICIPALS—continued
		North Carolina—0.3%
$1,000,000	[1]	Hertford County, NC Industrial Facilities & Pollution Control Financing Authority (Nucor Corp.), (Series 2000A) Weekly VRDNs, 1.17%, 10/4/2017	$1,000,000
7,725,000	[1]	North Carolina Eastern Municipal Power Agency, TOB Trust Certificates (Series 2017-XG0135) Weekly VRDNs (Deutsche Bank AG LIQ), 1.05%, 10/5/2017	7,725,000
		TOTAL	8,725,000
		Ohio—0.9%
8,250,000	[1]	Ohio State Hospital Revenue (University Hospitals Health System, Inc.), (Series 2015-A) Daily VRENs, 1.02%, 10/2/2017	8,250,000
10,500,000	[1]	Ohio State Hospital Revenue (University Hospitals Health System, Inc.), (Series 2015-C) Daily VRENs, 0.92%, 10/2/2017	10,500,000
5,500,000	[1]	Ohio State Hospital Revenue (University Hospitals Health System, Inc.), Hospital Revenue Bonds (Series 2014B) VRENs, 1.02%, 10/2/2017	5,500,000
		TOTAL	24,250,000
		Pennsylvania—2.0%
14,000,000	[1]	Pennsylvania State Higher Education Facilities Authority (Thomas Jefferson University), R-Float (Series 2017B) Weekly VRENs, 1.18%, 10/4/2017	14,000,000
34,145,000	[1]	Pennsylvania State Higher Education Facilities Authority, (Thomas Jefferson University), VRMOs (Series 2015B) Weekly VRENs, 1.18%, 10/5/2017	34,145,000
4,000,000	[1]	Pennsylvania State Turnpike Commission, Tender Option Bond Trust Certificates (Series 2017-XF1060) Weekly VRDNs (Deutsche Bank AG LIQ), 1.15%, 10/5/2017	4,000,000
		TOTAL	52,145,000
		South Carolina—0.3%
9,000,000	[1]	Berkeley County, SC IDB (Nucor Corp.), (Series 1997) Weekly VRDNs, 1.10%, 10/4/2017	9,000,000
		Tennessee—0.0%
500,000	[1]	Jackson, TN IDB (Bobrick Washroom Equipment), (Series 1999) Weekly VRDNs (Regions Bank, Alabama LOC), 1.30%, 10/5/2017	500,000
		Texas—6.4%
13,700,000	[1]	Port of Corpus Christi Authority of Nueces County, TX (Flint Hills Resources LLC), (Series 2002A) Weekly VRDNs (Flint Hills Resources LLC GTD), 1.05%, 10/4/2017	13,700,000
8,750,000	[1]	Port of Corpus Christi Authority of Nueces County, TX (Flint Hills Resources LLC), (Series 2006) Weekly VRDNs (Flint Hills Resources LLC GTD), 1.09%, 10/4/2017	8,750,000
21,600,000	[1]	Port of Corpus Christi Authority of Nueces County, TX (Flint Hills Resources LLC), (Series 2007) Weekly VRDNs (Flint Hills Resources LLC GTD), 1.09%, 10/4/2017	21,600,000
Annual Shareholder Report

Principal Amount			Value
		SHORT-TERM MUNICIPALS—continued
		Texas—continued
$37,770,000	[1]	Port of Port Arthur Navigation District of Jefferson County, TX (Motiva Enterprises LLC), (Series 2002) Weekly VRDNs, 1.59%, 10/4/2017	$37,770,000
14,940,000	[1]	Port of Port Arthur Navigation District of Jefferson County, TX (Motiva Enterprises LLC), (Series 2010A) Daily VRDNs, 1.41%, 10/2/2017	14,940,000
15,000,000	[1]	Port of Port Arthur Navigation District of Jefferson County, TX (Motiva Enterprises LLC), (Series 2010B) Daily VRDNs, 1.41%, 10/2/2017	15,000,000
17,775,000	[1]	Port of Port Arthur Navigation District of Jefferson County, TX (Motiva Enterprises LLC), (Series 2010C) Daily VRDNs, 1.41%, 10/2/2017	17,775,000
25,450,000	[1]	Port of Port Arthur Navigation District of Jefferson County, TX (Motiva Enterprises LLC), (Series 2010D) Daily VRDNs, 1.41%, 10/2/2017	25,450,000
16,550,000	[1]	Port of Port Arthur Navigation District of Jefferson County, TX (Motiva Enterprises LLC), (Series 2010E) Daily VRDNs, 1.41%, 10/2/2017	16,550,000
		TOTAL	171,535,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $650,170,000)	650,170,000
		TOTAL INVESTMENT IN SECURITIES—102.2% (IDENTIFIED COST $2,721,342,649)[5]	2,723,251,937
		OTHER ASSETS AND LIABILITIES - NET—(2.2)%[6]	(59,504,220)
		TOTAL NET ASSETS—100%	$2,663,747,717
Securities that are subject to the federal alternative minimum tax (AMT) represent 18.7% of the Fund's portfolio as calculated based upon total market value (Unaudited).
1	Floating/variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At September 30, 2017, these restricted securities amounted to $36,513,796, which represented 1.4% of total net assets.
3	Investment purchased on a when-issued or delayed delivery basis. Rate shown is coupon as of the settlement date.
4	Security in default.
5	The cost of investments for federal tax purposes amounts to $2,721,324,478.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at September 30, 2017.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of September 30, 2017, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
AGM	—Assured Guaranty Municipal Corp.
AMT	—Alternative Minimum Tax
ARS	—Auction Rate Securities
BANs	—Bond Anticipation Notes
CDA	—Community Development Authority
CP	—Commercial Paper
EDA	—Economic Development Authority
EDC	—Economic Development Corporation
EDFA	—Economic Development Finance Authority
FRNs	—Floating Rate Notes
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
INS	—Insured
ISD	—Independent School District
LIBOR	—London Interbank Offered Rate
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LT	—Limited Tax
MMMs	—Money Market Municipals
PCFA	—Pollution Control Finance Authority
PCR	—Pollution Control Revenue
PCRBs	—Pollution Control Revenue Bonds
PSFG	—Public School Fund Guarantee
RANs	—Revenue Anticipation Notes
SFH	—Single Family Housing
SIFMA	—Securities Industry and Financial Markets Association
TANs	—Tax Anticipation Notes
TFA	—Transitional Finance Authority
TOBs	—Tender Option Bonds
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
VRDPs	—Variable Rate Demand Preferreds
VRENs	—Variable Rate Extendible Notes
VRMOs	—Variable Rate Remarketed Obligations
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.99	$10.00	$10.05	$10.02	$10.05
Income From Investment Operations:
Net investment income	0.05	0.03	0.01	0.03	0.03
Net realized and unrealized gain (loss) on investments	0.02	(0.01)	(0.05)	0.03	(0.03)
TOTAL FROM INVESTMENT OPERATIONS	0.07	0.02	(0.04)	0.06	0.00[1]
Less Distributions:
Distributions from net investment income	(0.05)	(0.03)	(0.01)	(0.03)	(0.03)
Net Asset Value, End of Period	$10.01	$9.99	$10.00	$10.05	$10.02
Total Return[1]	0.74%	0.21%	(0.35)%	0.56%	0.02%
Ratios to Average Net Assets:
Net expenses	0.81%[2]	0.81%	0.80%	0.80%[2]	0.80%
Net investment income	0.54%	0.30%	0.14%	0.26%	0.33%
Expense waiver/reimbursement[3]	0.17%	0.21%	0.23%	0.22%	0.38%
Supplemental Data:
Net assets, end of period (000 omitted)	$799,292	$785,216	$1,021,204	$1,362,615	$1,731,519
Portfolio turnover	88%	29%	46%	62%	54%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.81% and 0.80% for the years ended September 30, 2017 and 2014 after taking into account this expense reduction.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.99	$10.00	$10.05	$10.02	$10.05
Income From Investment Operations:
Net investment income	0.10	0.08	0.06	0.07	0.08
Net realized and unrealized gain (loss) on investments	0.02	(0.01)	(0.05)	0.03	(0.03)
TOTAL FROM INVESTMENT OPERATIONS	0.12	0.07	0.01	0.10	0.05
Less Distributions:
Distributions from net investment income	(0.10)	(0.08)	(0.06)	(0.07)	(0.08)
Net Asset Value, End of Period	$10.01	$9.99	$10.00	$10.05	$10.02
Total Return[1]	1.19%	0.66%	0.10%	1.01%	0.47%
Ratios to Average Net Assets:
Net expenses	0.36%[2]	0.35%	0.35%	0.35%[2]	0.35%
Net investment income	0.99%	0.75%	0.59%	0.71%	0.78%
Expense waiver/reimbursement[3]	0.12%	0.16%	0.18%	0.17%	0.32%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,864,456	$1,518,382	$1,912,653	$2,198,711	$1,827,352
Portfolio turnover	88%	29%	46%	62%	54%
1	Based on net asset value.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.36% and 0.35% for the years ended September 30, 2017 and 2014 after taking into account this expense reduction.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
September 30, 2017
Assets:
Investment in securities, at value (identified cost $2,721,342,649)		$2,723,251,937
Cash		7,498
Income receivable		9,329,676
Receivable for shares sold		2,823,150
Receivable for investments sold		595,254
TOTAL ASSETS		2,736,007,515
Liabilities:
Payable for investments purchased	$63,000,000
Payable for shares redeemed	8,170,327
Income distribution payable	388,486
Payable for other service fees (Notes 2 and 5)	204,520
Payable for distribution services fee (Note 5)	134,321
Payable for investment adviser fee (Note 5)	31,917
Payable for administrative fee (Note 5)	11,724
Accrued expenses (Note 5)	318,503
TOTAL LIABILITIES		72,259,798
Net assets for 266,228,134 shares outstanding		$2,663,747,717
Net Assets Consists of:
Paid-in capital		$2,663,040,551
Net unrealized appreciation of investments		1,909,288
Accumulated net realized loss on investments		(1,273,443)
Undistributed net investment income		71,321
TOTAL NET ASSETS		$2,663,747,717
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($799,291,579 ÷ 79,886,900 shares outstanding) $0.001 par value, 500,000,000 shares authorized		$10.01
Offering price per share (100/98.00 of $10.01)		$10.21
Redemption proceeds per share		$10.01
Institutional Shares:
Net asset value per share ($1,864,456,138 ÷ 186,341,234 shares outstanding) $0.001 par value, 500,000,000 shares authorized		$10.01
Offering price per share		$10.01
Redemption proceeds per share		$10.01
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended September 30, 2017
Investment Income:
Interest			$33,921,681
Expenses:
Investment adviser fee (Note 5)		$8,823,967
Administrative fee (Note 5)		1,983,898
Custodian fees		83,117
Transfer agent fees		694,024
Directors'/Trustees' fees (Note 5)		24,436
Auditing fees		32,145
Legal fees		16,443
Distribution services fee (Note 5)		1,980,714
Other service fees (Notes 2 and 5)		1,978,308
Portfolio accounting fees		260,871
Share registration costs		116,428
Printing and postage		26,881
Miscellaneous (Note 5)		39,908
TOTAL EXPENSES		16,061,140
Waivers and Reduction:
Waiver of investment adviser fee (Note 5)	$(3,135,745)
Waiver of other operating expenses (Note 5)	(393,737)
Reduction of custodian fees (Note 6)	(832)
TOTAL WAIVERS AND REDUCTION		(3,530,314)
Net expenses			12,530,826
Net investment income			21,390,855
Realized and Unrealized Gain on Investments:
Net realized gain on investments			1,284,474
Net change in unrealized depreciation of investments			3,706,967
Net realized and unrealized gain on investments			4,991,441
Change in net assets resulting from operations			$26,382,296
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended September 30	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$21,390,855	$14,930,011
Net realized gain (loss) on investments	1,284,474	(620,995)
Net change in unrealized appreciation/depreciation of investments	3,706,967	(2,137,822)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	26,382,296	12,171,194
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(4,232,792)	(2,588,093)
Institutional Shares	(17,130,015)	(12,302,405)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(21,362,807)	(14,890,498)
Share Transactions:
Proceeds from sale of shares	1,765,355,092	985,501,638
Net asset value of shares issued to shareholders in payment of distributions declared	17,272,214	11,651,412
Cost of shares redeemed	(1,427,497,119)	(1,624,692,650)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	355,130,187	(627,539,600)
Change in net assets	360,149,676	(630,258,904)
Net Assets:
Beginning of period	2,303,598,041	2,933,856,945
End of period (including undistributed net investment income of $71,321 and $60,697, respectively)	$2,663,747,717	$2,303,598,041
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
September 30, 2017
1. ORGANIZATION
Federated Fixed Income Securities, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated Municipal Ultrashort Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations and state and local taxes.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not
Annual Shareholder Report

representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares may bear distribution services fees and other service fees unique to that class. The detail of the total fund expense waivers and reduction of $3,530,314 is disclosed in various locations in Note 5 and Note 6.
Annual Shareholder Report

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended September 30, 2017, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,978,308
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended September 30, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of September 30, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Annual Shareholder Report

Additional information on restricted securities held at September 30, 2017 is as follows:
Security	Acquisition Date	Cost	Market Value
California PCFA (Waste Management, Inc.), Solid Waste Disposal Revenue Refunding Bonds (Series 1998B), 3.625%, 6/1/2018	5/27/2011	$3,200,000	$3,255,392
California PCFA, Solid Waste Disposal Revenue Bonds, 1.55% TOBs, Waste Management Inc., Mandatory Tender 5/1/2018	4/28/2017	$9,200,000	$9,228,704
California PCFA, Solid Waste Revenue Refunding Bonds (Series 2010A), 1.25% TOBs, Republic Services, Inc., Mandatory Tender 11/1/2017	7/31/2017	$14,000,000	$14,000,000
Washington State EDFA (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2005D), 1.25%, 11/1/2017	8/29/2014	$3,000,000	$3,000,690
Yavapai County, AZ IDA Solid Waste Disposal, Revenue Bonds (Series 2002), 2.125% TOBs, Waste Management, Inc., Mandatory Tender 6/1/2018	5/31/2013	$4,500,000	$4,525,335
Yavapai County, AZ IDA Solid Waste Disposal, Revenue Bonds (Series 2003A-2), 1.60% TOBs, Waste Management Inc., Mandatory Tender 3/1/2018	2/27/2015	$2,500,000	$2,503,675
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended September 30	2017		2016
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	41,271,606	$412,464,518	16,144,950	$161,285,657
Shares issued to shareholders in payment of distributions declared	409,646	4,094,569	249,234	2,489,172
Shares redeemed	(40,426,480)	(403,967,253)	(39,930,218)	(398,828,902)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,254,772	$12,591,834	(23,536,034)	$(235,054,073)
Annual Shareholder Report

Year Ended September 30	2017		2016
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	135,396,879	$1,352,890,574	82,506,925	$824,215,981
Shares issued to shareholders in payment of distributions declared	1,318,353	13,177,645	917,290	9,162,240
Shares redeemed	(102,419,510)	(1,023,529,866)	(122,721,991)	(1,225,863,748)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	34,295,722	$342,538,353	(39,297,776)	$(392,485,527)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	35,550,494	$355,130,187	(62,833,810)	$(627,539,600)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities and expiration of capital loss carryforwards.
For the year ended September 30, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(644,611)	$(17,424)	$662,035
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended September 30, 2017 and 2016, was as follows:
	2017	2016
Tax-exempt income	$21,362,807	$14,890,498
As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$100,958
Net unrealized appreciation	$1,897,822
Capital loss carryforwards and deferrals	$(1,291,614)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
At September 30, 2017, the cost of investments for federal tax purposes was $2,721,324,478. The net unrealized appreciation of investments for federal tax purposes was $1,927,459. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,715,995 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,788,536.
Annual Shareholder Report

At September 30, 2017, the Fund had a capital loss carryforward of $1,249,522 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2018	$1,242,780	NA	$1,242,780
2019	$6,742	NA	$6,742
The Fund used capital loss carryforwards of $661,447 to offset capital gains realized during the year ended September 30, 2017. Capital loss carryforwards of $644,611 expired during the year ended September 30, 2017.
Under current tax rules, capital losses on securities transactions realized after October 31 may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of September 30, 2017, for federal income tax purposes, post-October losses of $42,092 were deferred to October 1, 2017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.35% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2017, the Adviser voluntarily waived $3,135,745 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Annual Shareholder Report

Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets annually to compensate FSC.
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2017, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$1,980,714	$(393,737)
For the year ended September 30, 2017, FSC retained $795,877 of fees paid by the Fund. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended September 30, 2017, FSC did not retain any sales charges from the sale of Class A Shares.
Other Service Fees
For the year ended September 30, 2017, FSSC received $1,033 of the other service fees disclosed in Note 2.
Interfund Transactions
During the year ended September 30, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $481,615,000 and $434,680,000, respectively.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective December 1, 2017, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses, paid by the Fund, if any) paid by the Fund's Class A Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.81% and 0.36% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses relate to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended September 30, 2017, the Fund's expenses were reduced by $832 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended September 30, 2017, were as follows:
Purchases	$875,301,991
Sales	$576,491,468
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of September 30, 2017, the Fund had no outstanding loans. During the year ended September 30, 2017, the Fund did not utilize the LOC.
Annual Shareholder Report

9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of September 30, 2017, there were no outstanding loans. During the year ended September 30, 2017, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended September 30, 2017, 100% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF directors OF federated fixed income seCURITIES, inc., AND SHAREHOLDERS OF federated municipal ultrashort fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Municipal Ultrashort Fund (the “Fund”), a portfolio of Federated Fixed Income Securities, Inc., as of September 30, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Municipal Ultrashort Fund as of September 30, 2017 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
November 21, 2017
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 to September 30, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000.00	$1,005.10	$4.07
Institutional Shares	$1,000.00	$1,007.40	$1.81
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000.00	$1,021.01	$4.10
Institutional Shares	$1,000.00	$1,023.26	$1.83
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.81%
Institutional Shares	0.36%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation business affairs and for exercising all the Corporation powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Corporation comprised two portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: May 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: October 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of Federated's tax-exempt, fixed-income products in 2004 and Chief Investment Officer of Federated's Tax-Free Money Markets in 2010. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from the University of Pittsburgh.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2017
Federated Municipal Ultrashort Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board of Directors (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the
Annual Shareholder Report

Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent directors without management present, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
Annual Shareholder Report

audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
In 2016, the Board approved a reduction of 5 basis points in the contractual advisory fee.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's
Annual Shareholder Report

investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Municipal Ultrashort Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31417P866
CUSIP 31417P858
29303 (11/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $64,570

Fiscal year ended 2016 - $62,935

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $2,686

Fiscal year ended 2016 - $0

Fiscal year ended 2017- Audit consent for N-1A filing.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $32,908 and $30,911 respectively. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2016- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
(2)

Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $173,534

Fiscal year ended 2016 - $207,602

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In their respective required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), the registrant’s independent public accountants, informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC issued another no-action letter to Fidelity Management & Research Company et al extending the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter (the “Letters”).

If it were to be determined that the relief available under the Letters was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Fixed Income Securities, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date November 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date November 21, 2017

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date November 21, 2017